Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT VEST U.S. EQUITY BUFFER & DIGITAL RETURN ETF – OCTOBER

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

Dated October 19, 2026

As described in the Fund’s prospectus, the Fund seeks to provide a digital return if the Underlying ETF appreciates in price, remains unchanged or decreases in price by 10% or less, over a given Target Outcome Period. On October 16, 2026, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of October 19, 2026. The new Target Outcome Period will end on October 15, 2027. The digital return for the Fund for the Target Outcome Period beginning on October 19, 2026 is set forth below.

Fund	Digital return (before fees and expenses)	Digital return (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Buffer & Digital Return ETF – October (DGOC)	9.22%	8.38%

Please Keep this Supplement with your Fund Prospectus for Future Reference